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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT



     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                       Date of Report - December 22, 2005
                       ----------------------------------
                        (Date of Earliest Event Reported)



                                POPULAR ABS, INC.
             ------------------------------------------------------
             (Exact Name of Registrant as specified in its charter)



         Delaware                  333-115371-12              52-2029487
------------------------      ---------------------      -----------------------
(State of Incorporation)      (Commission File No.)      (IRS Employer I.D. No.)

     103 Springer Building, 3411 Silverside Road, Wilmington, Delaware 19803
     -----------------------------------------------------------------------
                    (Address of principal executive offices)


Registrant's telephone number, including area code:   (302) 478-6160



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Item 8.01  Other Events.
------------------------

         In connection with the issuance of its Mortgage Pass-Through Certificates, Series 2005-6, on December 22, 2005, Popular ABS, Inc., a Delaware corporation ("ABS") entered into a Pooling and Servicing Agreement dated as of December 1, 2005 (the "Pooling and Servicing Agreement"), by and among ABS, as depositor, Equity One, Inc., a Delaware corporation, as servicer, Popular Financial Services, LLC, a Delaware limited liability company, as seller, Popular Financial Funding, LLC, a Delaware limited liability company, as seller, and JPMorgan Chase Bank, N.A., as trustee. The Pooling and Servicing Agreement is annexed hereto as Exhibit 99.1.


Item 9.01  Financial Statements and Exhibits.
---------------------------------------------

(a) Not applicable.

(b) Not applicable.

(c) Not applicable.

(d) Exhibits:

         99.1   Pooling and Servicing Agreement dated as of December 1, 2005.



















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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     POPULAR ABS, INC.



                                     By:   /s/ James H. Jenkins
                                         --------------------------------------
                                           James H. Jenkins
                                           Executive Vice President and CFO


Dated: December 22, 2005


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                                  Exhibit Index

Exhibit           Document
-------           --------
99.1              Pooling and Servicing Agreement dated as of December 1, 2005.